LOCK-UP AGREEMENT

August 22, 2008

Each Purchaser referenced below:

Re:
Securities Purchase Agreement, dated as of August 22, 2008 (the “Purchase Agreement”), between Adrenalina, a Nevada corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until 180 calendar days after the Effective Date (or, if the Effective Date does not occur within 180 calendar days of the Closing Date, then 180 calendar days after the Purchasers may first sell their Conversion Shares pursuant to Rule 144) (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Notwithstanding the foregoing, the undersigned may transfer the Securities (i) as a bona fide gift or gifts, or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value; provided, however, this Letter Agreement shall be binding on all successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers. For purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned.

This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents), as well as any dispute between the parties relating to the Transaction Documents, shall be resolved by binding arbitration in San Francisco, California before an arbitrator with experience in commercial disputes relating to securities. The arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, or, if for any reason JAMS refuses to administer such arbitration or JAMS is no longer in business, by the American Arbitration Association (“AAA”) in accordance with its rules and procedures. Unless the arbitrator determines that there is exceptional need for additional discovery, discovery in the arbitration shall be limited as follows:  (1) the parties shall exchange non-privileged relevant documents including, without limitation, all documents that the parties intend to use as evidence in the arbitration; and (2) each party shall be entitled to take one deposition of seven hours duration of either an opposing party or a non-party. If one party fails to respond within 20 days after the other party mails a written list of proposed arbitrators to that party by either agreeing to one of the proposed arbitrators or suggesting 3 or more alternate arbitrators, the proposing party may select the arbitrator from among its initial list of proposed arbitrators and JAMS (or AAA if it is administering the arbitration) shall then appoint that arbitrator to preside over the arbitration.  If the parties are unable to agree on an arbitrator, the parties shall select an arbitrator pursuant to the rules of JAMS (or AAA if it is administering the arbitration).   Where reasonable, the arbitrator shall schedule the arbitration hearing within four (4) months after being appointed. The arbitrator must render a decision in writing, explaining the legal and factual basis for decision as to each of the principal controverted issues.  The arbitrator’s decision will be final and binding upon the parties.  A judgment upon any award may be entered in any court of competent jurisdiction. This clause shall not preclude the parties from seeking provisional remedies in aid of arbitration, such as injunctive relief, from any court of competent jurisdiction. Each party shall be responsible for advancing one-half of the costs of arbitration, including all JAMS (or AAA) fees; provided that, in the award, the prevailing party shall be entitled to recover all of its costs and expenses, including reasonable attorneys’ fees and costs, arbitrator fees, JAMS (or AAA) fees and costs, and any attorneys’ fees and costs incurred in compelling arbitration.  The parties are not waiving, and expressly reserve, any rights they may have under federal securities laws, rules, and regulations, and any such rights shall be determined in the arbitration provided for herein. Each party hereby irrevocably agrees and submits to the jurisdiction of the federal and state courts located in the City of San Francisco, California, for any suit, action or proceeding enforcing this arbitration provision or entering judgment upon any arbitral award made pursuant to this arbitration provision, and each party hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, or that such suit, action or proceeding is an inconvenient venue. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. This provision will be interpreted, construed and governed according to the Federal Arbitration Act (9 U.S.C. Sections 1 et seq.).

The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*** SIGNATURE PAGE FOLLOWS***

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________
Signature
__________________________
Print Name
__________________________
Position in Company

Address for Notice:

__________________________________

__________________________________

__________________________________
Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

Adrenalina

By:
Name:
Title:

Acknowledged and agreed to
as of the date set forth above:

Empire Stock Transfer, Inc.

By:
Name:
Title: